UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022 (March 11, 2022)

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +63 28 4412 083

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 1.01. Entry Into a Material Definitive Agreement

On March 11, 2022, CGS International., Inc., a Nevada corporation, by and through its wholly owned subsidiary, World Agri Minerals Inc., a company incorporated under the laws of the Philippines (collectively, CGS International., Inc. and its subsidiary World Agri Minerals Inc. shall be referred to hereinafter as the “Company”) and Agrarian Organics UK Limited, (“Agrarian”) a company formed under the laws of the United Kingdom entered into a Purchase of Business Agreement (the “Purchase Agreement”). The Purchase Agreement sets forth the terms and conditions whereby the Company will purchase all of the assets of Agrarian, including, but not limited to: (i) all equipment used in the operation of the business; (ii) all inventory and packaging; (iii) all rights and titles to any registered or unregistered trademarks or trade names; (iv) all assets related to the branding or marketing of Agrarian or any Agrarian products; (v) Agrarian’s online presence including websites, domain names, and email addresses; and, (vi) Agrarian’s Amazon Seller’s account operating in Europe and the United Kingdom (collectively, items (i) through (vi) are hereinafter referred to as the “Assets”).

In exchange for the Assets, the Company will make cash payments to Agrarian in the aggregate amount of Sixty Thousand British Pounds Sterling (£60,000GBP) (approximately $79,000USD) payable in tranches as follows: (i) Initial Payment, due 7 days from the effective date of the Purchase Agreement of £15,000GBP; (ii) Second Payment, due 90 days from the effective date of the Purchase Agreement of £11,000GBP; (iii) Third Payment, due 180 days from the effective date of the Purchase Agreement of £11,000GBP; (iv) Fourth Payment, due 270 days from the effective date of the Purchase Agreement of £11,000GBP; and, Final Payment, due 365 days from the effective date of the Purchase Agreement of £11,000GBP (collectively, the “Purchase Price”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description
10.1	Purchase of Business Agreement dated March 11, 2022 (filed herewith)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: March 17, 2022	/s/ Ramon Mabanta
By: Ramon Mabanta
Its: Chief Executive Officer

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